CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION


                                                              September 12, 2003

Dear Shareholder:

      You are invited to attend the 2003 Annual Meeting of Continental Information Systems Corporation's (the "Company") shareholders on October 13, 2003, at 8:45 a.m. local time at Portofino Tower, 300 South Pointe Drive, Miami, Florida 33139.

      Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a Proxy Card, and a return envelope. Both the Notice of Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPANY'S NOMINEE FOR ELECTION AS DIRECTOR IN PROPOSAL 1 AND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LAZAR LEVINE & FELIX LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS IN PROPOSAL 2.

      Your vote is important to us. Whether or not you plan to attend the annual meeting, please submit your proxy to ensure your representation. Most of our shareholders may vote in any of the following ways: (1) on the Internet at www.voteproxy.com by following the instructions listed on the Proxy Card, (2) by telephone by calling the toll-free number shown on your Proxy Card and following the instructions listed on the Proxy Card, or (3) by signing and dating the enclosed Proxy Card and returning it in the enclosed envelope.

      Your vote is important regardless of the number of shares you own. Your shares will be voted at the Annual Meeting in accordance with your proxy instructions. Of course, if you attend the Annual Meeting, you may vote in person.

      I look forward to seeing you at the Annual Meeting. If you plan to attend the meeting, please mark the appropriate box on the enclosed Proxy Card.

                                        Sincerely,


                                        Guy Zahavi,
                                        Chairman of the Board of Directors

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION
                            7 Mikve Israel, Box 36351
                              Tel Aviv 61362 Israel


                  ============================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 13, 2003

                  ============================================

      We will hold the 2003 Annual Meeting of Shareholders of Continental Information Systems Corporation (the "Company") at Portofino Tower, 300 South Pointe Drive, Miami, Florida 33139 on October 13, 2003 at 8:45 a.m. local time. At the Annual Meeting, we will ask you to consider the following proposals:

      1. Elect one (1) director to the Board of Directors;

      2. Ratify the appointment by the Board of Directors of Lazar Levine & Felix LLP as the Company's independent accountants for the fiscal year ending May 31, 2004; and,

      3. Transact any other business that is properly presented at the Annual Meeting.

      Your Board of Directors believes that each proposal is in the best interests of the Company and its shareholders.

      You will be able to vote your shares at the Annual Meeting if you were a shareholder of record at the close of business on August 29, 2003.

      If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the Proxy Statement, the Company is not aware of any other such business.

      TO INSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY AS SOON A POSSIBLE. YOU MAY VOTE IN ANY OF THE FOLLOWING WAYS: (1) ON THE INTERNET AT WWW.VOTEPROXY.COM BY FOLLOWING THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, (2) BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER SHOWN ON YOUR PROXY CARD AND FOLLOWING THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. YOU MAY ATTEND THE ANNUAL MEETING AND VOTE IN PERSON EVEN IF YOU HAVE SUBMITTED YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                        By order of the Board of Directors,


                                        Guy Zahavi,
                                        President and Chief Executive Officer

Tel Aviv, Israel

September 12, 2003

                  YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.



    PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE. YOU MAY VOTE IN ANY OF THE FOLLOWING WAYS: (1) ON THE INTERNET AT WWW.VOTEPROXY.COM BY FOLLOWING THE
     INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, (2) BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER SHOWN ON YOUR PROXY CARD AND
    FOLLOWING THE INSTRUCTIONS LISTED ON THE ACCOMPANYING VOTING INSTRUCTION FORM, OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT
                            IN THE ENCLOSED ENVELOPE.

              IF YOU ATTEND THE MEETING, YOU WILL BE ABLE TO REVOKE
                         YOUR PROXY AND VOTE IN PERSON.

                             CONTINENTAL INFORMATION
                               SYSTEMS CORPORATION


                               ===================

                                 PROXY STATEMENT

                               ===================


                       PROXY STATEMENT FOR ANNUAL MEETING
                                OCTOBER 13 , 2003

      This Proxy Statement provides information that you should read before you vote on the proposals that will be presented at the 2003 Annual Meeting of the Shareholders (the "Annual Meeting") of Continental Information Systems Corporation (the "Company"). The 2003 Annual Meeting will be held on October 13, 2003 at 8:45 a.m. local time, at Portofino Tower, 300 South Pointe Drive, Miami, Florida 33139.

      This Proxy Statement provides detailed information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

      On September 12, 2003, we began mailing information to people who, according to our records, owned shares of the Company's common stock at the close of business on August 29, 2003.

                   INFORMATION ABOUT THE 2003 ANNUAL MEETING,
                         VOTING AND THIS PROXY STATEMENT


THE ANNUAL MEETING

      The 2003 Annual Meeting will be held on October 13, 2003 at 8:45 a.m. local time at Portofino Tower, 300 South Pointe Drive, Miami, Florida 33139.

THIS PROXY SOLICITATION

      We are sending you this Proxy Statement because the Company's Board of Directors is seeking a proxy to vote your shares at the Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.

      The Company is paying the cost of requesting these proxies. The Company's directors, officers and employees may request proxies in person or by telephone, mail, telecopy or letter. The Company will reimburse brokers and other nominees their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of stock.

VOTING YOUR SHARES

      You have one vote for each share of the Company's common stock that you owned of record at the close of business on August 29, 2003. The number of shares you owned on that date is listed on the enclosed Proxy Card and is the number of shares you may vote at the Annual Meeting.

      You may submit a proxy with voting instructions by the Internet or the telephone, or if those options are not available to you, by mailing the enclosed Proxy Card. You may attend the Annual Meeting and vote in person even if you have submitted your proxy.

      Vote by the Internet. If you hold your shares through a broker, nominee, fiduciary or other custodian, you may be able to vote your shares on the Internet. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service online program. This program allows eligible shareholders to vote on the Internet. If your bank or brokerage firm is participating in ADP's online voting program, you will be provided with instructions for voting on the Internet. If you vote on the Internet you do not need to return your Proxy Card by mail. If your bank or brokerage firm does not provide for voting on the Internet or telephone, please mark your Proxy Card, date and sign it, and return it in the enclosed envelope.

      Vote by Telephone. If you hold your shares through a broker, nominee, fiduciary or other custodian, you may be able to vote your shares by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Service telephone program. This program allows eligible shareholders to vote by telephone. If your bank or brokerage firm is participating in ADP's telephone voting program, you will be provided with instructions for voting by telephone. If you vote by telephone you do not need to return your Proxy Card by mail. If your bank or brokerage firm does not provide for voting by telephone or the Internet, please mark your Proxy Card, date and sign it, and return it in the enclosed envelope.

      Vote by Mail. If you vote by mail, simply mark your Proxy Card, date and sign it, and return it in the enclosed envelope. IF YOU DATE AND SIGN THE PROXY CARD BUT DO NOT COMPLETE THE VOTING INSTRUCTIONS, THEN YOUR SHARES WILL BE VOTED FOR THE COMPANY'S NOMINEE IN THE PROPOSAL FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF LAZAR, LEVINE & FELIX LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

REVOKING YOUR PROXY

      If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

         (1) You may notify the Secretary of the Company in writing that you wish to revoke your proxy;

         (2)      You may submit a proxy dated later than your original proxy;
                  or

         (3) You may attend the Annual Meeting and submit a ballot. However, merely attending the Annual Meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

VOTE REQUIRED FOR APPROVAL

      PROPOSAL 1 - ELECTION OF ONE DIRECTOR

      The nominee for director will be elected if he receives a plurality of the votes cast at the Annual Meeting, in person or by proxy. If you do not vote for the nominee, or you indicate "withhold authority to vote" for the nominee on your Proxy Card, your vote will not count as a vote "for" or "against" the nominee.

      PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The affirmative vote of the holders of a majority of the shares of issued and outstanding Common Stock of the Company (the "Shares") present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of the independent accountants. So, if you abstain from voting, it has the same effect as if you voted against this proposal.

DISSENTERS' RIGHT OF APPRAISAL

      Pursuant to the New York Business Corporations Law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Other than for the election of directors, neither Guy Zahavi, as the current and nominated director or executive officer, nor any of his associates, has any direct or indirect interest in any matter to be acted upon at the Annual Meeting.

OTHER INFORMATION

      If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on each of the proposals scheduled to be presented at this year's Annual Meeting.

      On the record date for the Annual Meeting, August 29, 2003, 3,946,212 shares were issued and outstanding. A "quorum" must be present at the Annual Meeting in order to transact business. A quorum will be present if one-third of the Shares are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions will be counted as Shares that are represented at the Annual Meeting.

      The Board of Directors knows of no other business that may be presented at the Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named on the enclosed Proxy Card will vote, or otherwise act, in accordance with their judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE COMPANY

      The Company's Annual Report to Shareholders for the fiscal year ended May 31, 2003 ("fiscal year 2003"), including consolidated financial statements, is being mailed to all shareholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides and tells you how to get additional information about the Company.

                 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING


  1.  ELECTION OF DIRECTORS

      The sole nominee for election to the Board of Directors is:

                                   Guy Zahavi

      The Director will be elected to serve for a one-year term, or thereafter until his replacement is duly elected or appointed. The nominee is currently the sole member of the Board of Directors and has consented to serve as a director if re-elected. If the nominee cannot serve for any reason, the Board of Directors may designate a substitute nominee. If a substitute is nominated, the persons named on the enclosed Proxy Card will vote all valid proxies for the election of the substitute nominee. Proxies at the Annual Meeting may not be voted for more than one director. More information about the nominee is available in the section of this Proxy Statement entitled "The Board of Directors," which begins on page 8.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR.

  2. RATIFICATION OF THE APPOINTMENT OF LAZAR, LEVINE & FELIX LLP ("LLF") AS INDEPENDENT ACCOUNTANTS

      The Board of Directors is seeking ratification of its appointment of LLF as the Company's independent accountants for the fiscal year ending May 31, 2004, as recommended by the Board of Directors. If a majority of the shareholders voting at the Annual Meeting and represented by proxy should not approve the appointment of LLF, the selection of independent accountants may be reconsidered by the Board of Directors.

      LLF is currently the Company's independent accountants, having replaced PricewaterhouseCoopers LLP ("PWC") as of March 1, 2002. A representative of LLF is expected to be available to respond to appropriate questions from shareholders.

      On March 1, 2002, the Company dismissed PWC which had served as the Company's independent accountants for the fiscal year ended May 31, 2001.

      The report of PWC on the Company's audited financial statements for the year ended May 31, 2001 did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principle, except that the report of PWC for the fiscal year ended May 31, 2001 contained an explanatory paragraph expressing substantial doubt relating to the Company's ability to continue as a "going concern."

      The Company's Board of Directors approved the change in the Company's accountants based upon the desire to reduce operating costs. The Company has no audit or similar committee of the Board of Directors.

      On March 1, 2002, the Company engaged LLF, whose business address is 350 Fifth Avenue, New York, New York 10118-0170, to act as the Company's independent accountants for the fiscal year ending May 31, 2002.

      The Company had not consulted with LLF prior to LLF's retention on any matter regarding: (i) either the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any other matter that was either the subject of any disagreement between the Company and its former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF LLF.

                                 STOCK OWNERSHIP


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of August 29, 2003, certain information regarding the ownership of Common Stock of (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each of the directors, nominees for director and named executive officers of the Company; and (iii) all executive officers and directors of the Company as a group. A beneficial owner is a person who, directly or indirectly, has or shares voting and/or investment power.

                Name and Address                                  Numbers of
              of Beneficial Owner                               Shares Owned (1) Percent Owned (2)
              -------------------                               ------------     -------------
Emanuel Gruss, 74 Broad Street, NY, NY 10004                         493,373 (3)     12.50%
Jonah M. Meer, 50 Battery Place, #7F, NY, NY 10280                   753,488 (4)     19.09%


          Name and Address of Executive                           Number of
              Officers and Directors                  Title     Shares Owned     Percent Owned
              ----------------------                  -----     ------------     -------------
Jonah M. Meer, 50 Battery Place, #7F, NY, NY 10280   Fmr. CEO,       753,488 (4)     19.09%
                                                     Director

Guy Zahavi, 7 Mikve Israel, Box 36351,               CEO,
            Tel Aviv 61362 Israel                    Director              0           0%

All Executive Officers
and Directors as a Group                                             753,488         19.09%
(2 persons)

        (1) Except as otherwise indicated, each shareholder has sole voting and investment power of the shares beneficially owned.

        (2) Except as otherwise indicated, the percentages owned are calculated on the basis of 3,946,212 shares of Common Stock plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after August 29, 2003 by the exercise of stock options.

        (3) In an Amendment No. 9 to Schedule 13D filed with the Securities and Exchange Commission ("Commission") in October 1998, and as updated by certain of the reporting persons through March 6, 2002, Emanuel Gruss (363,699 shares), together with five other persons, reported beneficial ownership of a total of 1,493,373 shares of Common Stock as a group as follows: Emanuel Gruss (363,699 shares), Emanuel Gruss and Brenda Hirsch as trustees for the benefit of Oren Arthur Gruss Hirsch (1,000 shares), Jonathan Oscar Gruss Hirsch (1,000 shares) and Leni Gruss Hirsch (1,000 shares); Emanuel Gruss and Leslie Gruss as trustees for the benefit of Ripton Philip Gruss Rosen (65,381 shares) and Morgan Alfred Gruss Rosen (61,293 shares). Mr. Gruss' wife, Riane Gruss, is the beneficial owner of 100,000 shares. He does not have


                                        6


             or share any power to vote or dispose of any of such shares and disclaims any beneficial interest therein.

        (4) In Schedule 13D filed with the Commission on August 22, 2002, Jonah M. Meer reported beneficial ownership of 778,488 shares of Common Stock, which includes 729,988 shares owned by him directly, 23,500 shares owned by him held in his IRA Rollover Account, and 25,000 shares issuable upon the exercise of options, which options have since expired.

                             THE BOARD OF DIRECTORS


      DIRECTOR           AGE         DIRECTOR SINCE         POSITION HELD
      --------           ---         --------------         -------------
     Guy Zahavi          35               2003            Director, Chairman

PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS

      Guy Zahavi 35, has served as the Chief Executive Officer of the Company since August 15, 2003 and as Consultant to the Company since July 21, 2003. Mr. Zahavi is a specialist in brokerage technology and business operations. Mr. Zahavi holds a BA in Economics and Management from The Academic College of Tel Aviv, of Tel Aviv University. Mr. Zahavi is in the Air Force Reserve of Israel having attained the rank of Major in the Israeli Air Force.



BOARD OF DIRECTORS ORGANIZATION AND MEETINGS

      During fiscal year 2003, the Board of Directors held a total of five (5) meetings. All directors attended 100% of their Board of Directors meetings.

      The Board of Directors does not have an Audit Committee as a result of the fact that Company has no currently active operations. The Board of Directors does not have a Nomination Committee or a Compensation Committee.

      AUDIT FEES. The aggregate fees billed by LLF for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Forms 10-Q during fiscal year 2003 were $34,225.

      ALL OTHER FEES. The aggregate fees billed by LLF for professional services rendered for audit-related and tax-related and other services during fiscal year 2003 were $0. The Board of Directors has considered whether, and has determined that, the provision of professional services other than in connection with auditing services is compatible with the auditors remaining independent.

COMPENSATION OF DIRECTORS

      FEES AND EXPENSES. In fiscal year 2003, directors did not receive compensation for their services.

      OPTION GRANTS TO DIRECTORS. Each non-employee director receives automatic grants of nonqualified stock options to purchase 3,000 shares of common stock of the Company on the date of each Annual Meeting. The exercise price per share is the fair market value of the common stock on the date as of which the director is appointed, elected, or re-elected to the Board of Directors. Options granted as of each Annual Meeting become fully exercisable on the day before the next occurring Annual Meeting and can be exercised until the earlier of five years after the date granted or one year after the director ceases for any reason to be a member of the Board of Directors. During fiscal year 2003, no stock options had been granted to outside directors. As of the date hereof, Mr. Zahavi is the sole director with no options having yet been issued to him.

                       EXECUTIVE OFFICERS AND COMPENSATION


EXECUTIVE OFFICERS

      Information regarding the sole executive officer of the Company, Mr. Guy Zahavi, is set forth on page 8.

POSITION AND INFORMATION REGARDING OTHER EXECUTIVE OFFICERS

      Until his resignation on August 15, 2003 Jonah M. Meer served as the Chief Executive Officer and Director of the Company from June 20, 2002, and from June 30, 1997 he served as Senior Vice President, Chief Financial Officer and Chief Operating Officer of the Company.

SUMMARY COMPENSATION TABLE

      We have set forth below, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer, and if applicable (ii) each of the two (2) most highly compensated persons who were serving as executive officers at the end of fiscal year 2003.


                                                                          LONG TERM
                                      ANNUAL COMPENSATION               COMPENSATION
                           --------------------------------------   -------------------
                                            OTHER                   SECURITIES  PAYOUTS
NAME AND                                    ANNUAL     RESTRICTED   UNDERLYING   LTIP    ALL OTHER
PRINCIPAL         FISCAL   SALARY  BONUS   COMPENSA-     STOCK        OPTIONS   PAYOUTS  COMPENSA-
POSITION           YEAR    ($)(1)   ($)    TION($)(2)   AWARDS(3)       (#)       ($)     TION($)
---------         ------   ------  -----   ----------  ----------   ----------  -------  ---------

Jonah M.Meer       2003   200,000    --     5,000 (4)      --           --        --       --
Chief Executive,   2002   200,000    --     4,800 (4)      --           --        --       --
Chief Operating    2001   200,000    --     4,800 (4)      --           --        --       --
Officer and Chief
Financial Officer

     ---------------------

            (1) Salary includes base salary, amounts deferred under the Company's 401(k) plan and payroll deductions for health insurance under the Company's health insurance plan.

            (2) For fiscal year 2003, there were no perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of salary and bonuses.

            (3) There are no restricted stock awards for long-term incentive plan payouts.

            (4) The value of the Company's matching contribution to the 401(k) Plan.

OPTION EXERCISES IN FISCAL YEAR 2003 AND THE VALUE OF OPTIONS AT MAY 31, 2003

      Set forth below is information on option exercises during fiscal year 2003 by the named executive officers and the value of each of the named executive officer's unexercised options to acquire the Company's common stock at May 31, 2003. No executive officer exercised stock options in fiscal year 2003 and no stock options were granted to executive officers in fiscal year 2003.

      On July 6, 1995, the Board of Directors adopted the Continental Information Systems Corporation 1995 Stock Compensation Plan (the "1995 Plan"). The 1995 Plan was approved by shareholders at the Annual Meeting held September 27, 1995, in Syracuse, New York. The 1995 Plan provides for the issuance of options covering up to 1,000,000 shares of Common Stock and stock grants of up to 500,000 shares of Common Stock to non-employee directors of the Company and, in the discretion of the Compensation Committee, employees of and independent contractors and consultants to the Company. As of May 31, 2003, 0 options had been granted and 0 options were exercisable.

                      Aggregated Option Exercises in Last Fiscal Year
                             and Fiscal Year-End Option Values
               -----------------------------------------------------------------------
                                     Number of Securities      Value of Unexercised,
                Shares              Underlying Unexercised         In-The-Money
               Acquired                   Options at              Options Held at
                  on       Value         May 31, 2003               May 31, 2003
               Exercise  Realized             (#)                       ($)
                                   -------------------------  ------------------------
Name             (#)       ($)     Exercisable Unexercisable Exercisable Unexercisable
-------------  --------  --------  ----------- ------------- ----------- -------------

Jonah M. Meer     --       --        0 (1)           --           0           0

     ----------------

          (1) On June 30, 2003, 25,000 of Mr. Meer's options expired.

EMPLOYMENT ARRANGEMENTS

      The Company entered into an employment agreement with Guy Zahavi in order to obtain Mr. Zahavi's services in connection with the Company's continued wind down of its operations. The agreement was effective August 15, 2003 and has a one year term. Under the agreement, Mr. Zahavi will serve as Chief Executive Officer and Chief Operating Officer and be compensated with a monthly salary of $1,000 plus 25% of the net revenues received by the Company from any sale, transfer, joint venture or other disposition of the Company's subsidiary T1Xpert Corp., or its assets. If Mr. Zahavi's employment is terminated for "cause" as defined in the agreement, or death or disability he will receive no further payments after such relevant event.


SEPARATION AND CONSULTING AGREEMENT


      The Company entered into a Separation and Consulting Agreement with Jonah
M. Meer in order to continue to retain Mr. Meer's services in winding down its operations. This agreement replaced the June 20, 2002 agreement appointing Mr. Meer Chief Executive Officer and Chief Operating Officer. The Separation and Consulting Agreement became effective August 15, 2003, has a two year term, and unless notice of non-renewal is given by either party at least 90 days prior to the end of the term, it will continue for successive periods. Under the agreement, Mr. Meer will serve as a Consultant to the Company at a monthly rate of $15,000 and receive benefits and a discretionary quarterly bonus which shall be no less than $5,000. If Mr. Meer's consulting is terminated for "cause" as defined in the agreement, he will receive no further payments after termination. If his consulting is terminated for disability (as defined in the agreement) or death, he or his estate will receive 24 months of payments after termination. If Mr. Meer terminates his consulting for "good reason" or his consulting is terminated by reason of a change of control (each as defined in the agreement), the Company will pay to him a sum equal to the greater of (a) two times his annual consulting payment or (b) the aggregate balance of his annual consulting payments that would have been made through the end of the-then current term of the agreement. "Good reason" generally means a material breach of the agreement by the Company; a diminution of the responsibilities or reporting hierarchy or scope of authority of Mr. Meer; or if the Company attempts to terminate the agreement for any reason other than for cause, non-renewal or death or disability. If Mr. Meer's consulting is terminated by the Company by reason of non-renewal of the consulting term, he shall continue to receive his annual consulting payments and incentive compensation accrued through the termination date for a period of 12 months.



EMPLOYEE BENEFITS PROGRAMS

      The Company has a 401(k) plan that matches employee pretax contributions on a semi-monthly basis at the rate of 50% of the first 6% of eligible compensation. In addition, the Company may make an annual discretionary contribution, based on participants' eligible compensation, once a year, for all employees with at least one year of service and who are on the payroll as of December 31 of a given year. The Company made no discretionary contribution in fiscal year 2003. The vesting schedule for employer contributions is as follows:
10% after one (1) year; 20% after two (2) years; 30% after three (3) years; 40% after four (4) years; and 100% after five (5) years. Under the current tax code for 2003, employees may elect to defer up to 15% of their compensation, up to $11,000.


COMPENSATION COMMITTEE REPORT

      During fiscal year 2003, decisions about executive compensation were made by the Board of Directors. Since there is only a sole Board member, the Board of Directors has not maintained a Compensation Committee and the Board member has been involved in decisions regarding Compensation.

      During fiscal 2003, in June 2002 the Company entered into an employment agreement appointing Jonah M. Meer Chief Executive Officer. That contract governed Mr. Meer's employment compensation. Under that contract Mr. Meer received an annual salary of $200,000 and certain employee benefits.

                                OTHER INFORMATION

RELATED PARTY TRANSACTIONS

      During fiscal year 2003, no fees were paid to any related or former related parties other than the office rental fees for temporary office space of approximately $9,000 from the period June 1, 2002 through August 31, 2002 paid to Oscar Gruss & Son Incorporated, a former related party of the Company.

PERFORMANCE GRAPH

     The graph below compares the percentage change in the total cumulative shareholder return on the Company's Common Stock for the five year period ending May 31, 2003 with the cumulative total return on the NASDAQ Market Index and the capital stocks of a peer group (the "Peer Group") of the following companies:
Leasing Solutions, Inc. Previous Proxy Statements included five additional companies, AT&T Capital Corporation, LDI Corporation, Capital Associates, Inc. PLM International, Inc. and Comdisco, Inc. in the Peer Group. However, AT&T Capital Corporation and LDI Corporation have not been included in the Peer Group for this Proxy Statement because the necessary information is no longer available for them, as they were acquired by other companies. Capital Associates, Inc. stopped trading in September of 2000 and PLM International, Inc. stopped trading in February of 2002. Comdisco, Inc. filed for bankruptcy on July 16, 2001 and a successor company emerged on August 12, 2002. Thus these companies have been removed from the Peer Group. The companies included in the Peer Group reflect the line-of-business in which the Company was engaged during the periods covered by the graph, rather than the line of business the Company intends to pursue in the future (as disclosed in the Company's Annual Report).


                          [GRAPHIC LINE CHART OMITTED]

                       DATA POINTS USED IN PRINTED GRAPHIC

                                                Cumulative Total Return
                                       -----------------------------------------
                                        5/98     5/99     5/00     5/01     5/02     5/03
                                       ------   ------   ------   ------   ------   ------
CONTINENTAL INFORMATION SYSTEMS CORP   100.00    57.97    57.97    51.43     9.28     6.49
NASDAQ STOCK MARKET (U.S.)             100.00   146.95   217.68   139.16   106.41   103.28
PEER GROUP                             100.00   124.87   131.50    11.14     0.23     0.45

      The comparisons shown in the graph are based on historical data and we caution that the stock price performance shown in the graph is not indicative of, nor intended to forecast, potential future performance of our common stock. Information used in the graph was obtained from Media General Financial Services, a source we believe to be reliable, but we are not responsible for any errors or omissions in such information. We were delisted from the NASDAQ
Small Cap Market on December 31, 2001 and the share price information above for the period from and after that date is based on data from NASDAQ's OTC Bulletin Board.


      THE FOREGOING GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company's executive officers, directors, and ten percent beneficial owners of common stock are required to file reports of ownership and change of ownership with the Securities and Exchange Commission under the Exchange Act. We are not aware of any failure to timely file reports required by Section 16 of the Exchange Act.

INCORPORATION OF CERTAIN MATERIALS BY REFERENCE

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the securities laws that might incorporate future filings, the Report on Executive Compensation and the Performance Graph included in this Proxy Statement shall not be incorporated by reference into any such filing.

PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

      If you want to include a proposal in the Proxy Statement for the Company's 2004 Annual Meeting, send the proposal to Continental Information Systems Corporation, Attention: Guy Zahavi Chief Executive Officer. Proposals must be received on or before May 28, 2004 to be included in next year's Proxy Statement. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as well as the requirements of the Company's certificate of incorporation and bylaws.


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